UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 7, 2014

ALL MARKETING SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-35597

(Commission File Number)

26-3895737

(IRS Employer Identification No.)

112 North Curry Street, Carson City, NV 89703

(Address of principal executive offices)

775-321-8206

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 9, 2014, All Marketing Solutions, Inc., a Nevada Corporation (the "Company"), completed the acquisition of, and exclusive rights in and to, computer source code related to software applications for the management of Internet cloud storage services. Under the terms of the Agreement, the Company will issue four million (4,000,000) shares of Common Restricted Stock to Miss Rampha Siphanom for the source and object code forms of the software applications.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
10.1	Asset Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALL MARKETING SOLUTIONS, INC.

By: /s/ Wagner Yomoguita

Wagner Yomoguita
Chief Executive Officer

Dated: January 9, 2014